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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                   FORM 8-A/A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(b) or 12(g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       ASSOCIATED MATERIALS INCORPORATED
             (Exact name of registrant as specified in its charter)



                         DELAWARE                                                 75-1872487
         (State of incorporation or organization)                    (I.R.S. Employer Identification No.)


  2200 ROSS AVENUE, SUITE 4100 EAST, DALLAS, TEXAS                 75201
      (Address of principal executive offices)                   (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

               Securities Act registration statement file number
                     to which this form relates: 333-42065
                                                 ---------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


       TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
       -------------------                ------------------------------
          Not applicable                          Not applicable

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, par value $.0025 per share
                                (Title of class)

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                               Page 1 of 4 Pages
                        Exhibit Index Appears on Page 4


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This Form 8-A/A amends and restates the Form 8-A filed by Associated Materials
Incorporated (the "Company") with the Securities and Exchange Commission (the "Commission") on October 14, 1994 and declared effective on December 13, 1994.

ITEM 1.    Description of Registrant's Securities to be Registered.

           The description of the Common Stock, $.0025 par value per share (the "Common Stock"), of the Company set forth under the caption "Description of Capital Stock" in Pre-Effective Amendment No. 2 to the Registration Statement on Form S-1, filed by the Company with the Commission on February 17, 1998, Commission File No. 333-42065 ("Registration Statement No. 333-42065"), including exhibits is hereby incorporated by reference.

ITEM 2.    EXHIBITS.

           Exhibit Number          Exhibit

                  1 Specimen Stock Certificate (incorporated by reference to Exhibit 4.15 to Registration Statement No. 333-42065).

                  2 Restated Certificate of Incorporation of the Company (incorporated by reference to
                                   Exhibit 3.1 to the Company's Registration
                                   Statement on Form S-1, Commission File No.
                                   33-84110 ("Registration Statement No.
                                   33-84110")).

                  3 Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Registration Statement No. 33-84110).

                  4 Registration Rights Agreement, dated as of August 19, 1993, among the Company, PruSupply Capital Assets, Inc. ("PruSupply"), W.W. Winspear, M.M. Winspear, D.J. Allan, M.G. Winspear, D.W. Winspear, R.L. Winspear, B.W. Meyer and The Principal/Eppler, Guering & Turner, Inc. (incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K").

                  5 Stockholders' Agreement, dated as of August 19, 1993, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (the "Stockholders' Agreement") (incorporated by reference to Exhibit 4.4 to the 1993 Form 10-K).

                  6 Amendment to the Stockholders' Agreement, dated as of April 1, 1994, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (incorporated by reference to
                                   Exhibit 4.5 to Registration Statement No.
                                   33-84110).

                  7 Second Amendment to the Stockholders' Agreement, dated as of July 1, 1994, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (incorporated by reference to Exhibit 4.6 to Registration Statement No. 33-84110).


                               Page 2 of 4 Pages


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            Exhibit Number          Exhibit

                   8 Third Amendment to the Stockholders' Agreement, dated as of October 12, 1994, among the Company, The Prudential Insurance Company of America ("Prudential") and the Winspear Family Limited Partnership (incorporated by reference to Exhibit 4.15 to Registration Statement No. 33-84110).

                   9 Assumption Agreement, effective as of July 29, 1994, by the Winspear Family Limited Partnership (incorporated by reference to
                                    Exhibit 4.7 to Registration Statement No.
                                    33-84110).

                  10 Assumption Agreement, effective as of September 30, 1994, by Prudential (incorporated by reference to Exhibit 4.14 to Registration Statement No. 33-84110).


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     ASSOCIATED MATERIALS INCORPORATED



Date: February 16, 1998              By: /s/ ROBERT L. WINSPEAR
                                         ---------------------------------------
                                                    Robert L. Winspear
                                         Vice President, Treasurer and Secretary

                               Page 3 of 4 Pages


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                                 EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
       1           Specimen Stock Certificate (incorporated by reference to
                   Exhibit 4.15 to Registration Statement No. 333-42065).

       2           Restated Certificate of Incorporation of the Company
                   (incorporated by reference to Exhibit 3.1 to the Company's
                   Registration Statement on Form S-1, Commission File No.
                   33-84110 ("Registration Statement No. 33-84110")).

       3 Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Registration Statement No. 33-84110).

       4 Registration Rights Agreement, dated as of August 19, 1993, among the Company, PruSupply Capital Assets, Inc.
                   ("PruSupply"), W.W. Winspear, M.M. Winspear, D.J. Allan,
                   M.G. Winspear, D.W. Winspear, R.L. Winspear, B.W. Meyer and
                   The Principal/Eppler, Guering & Turner, Inc. (incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993
                   (the "1993 Form 10-K").

       5 Stockholders' Agreement, dated as of August 19, 1993, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (the
                   "Stockholders' Agreement") (incorporated by reference to
                   Exhibit 4.4 to the 1993 Form 10-K).

       6 Amendment to the Stockholders' Agreement, dated as of April 1, 1994, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (incorporated by reference to Exhibit 4.5 to Registration Statement No. 33-84110).

       7 Second Amendment to the Stockholders' Agreement, dated as of July 1, 1994, among the Company, PruSupply, W.W. Winspear and M.M. Winspear (incorporated by reference to Exhibit 4.6 to Registration Statement No. 33-84110).

        8 Third Amendment to the Stockholders' Agreement, dated as of October 12, 1994, among the Company, The Prudential
                   Insurance Company of America ("Prudential") and the Winspear
                   Family Limited Partnership (incorporated by reference to
                   Exhibit 4.15 to Registration Statement No. 33-84110).

        9          Assumption Agreement, effective as of July 29, 1994, by the
                   Winspear Family Limited Partnership (incorporated by reference to Exhibit 4.7 to Registration Statement No.
                   33-84110).

       10          Assumption Agreement, effective as of September 30, 1994, by
                   Prudential (incorporated by reference to Exhibit 4.14 to Registration Statement No. 33-84110).
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